UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on July 16, 2021 (the “Effective Date”), Motus GI Holdings, Inc., a Delaware corporation (the “Company”) and its wholly owned subsidiaries, Motus GI, LLC (the “US Subsidiary”) and Motus GI Technologies, LTD (the “IL Subsidiary,” and, collectively with the Company and the US Subsidiary, the “Borrower”), entered into that certain loan facility agreement (the “2021 Loan Agreement”) with a private institutional lender (the “Lender”), pursuant to which the Lender agreed to provide the Company with access to term loans in an aggregate principal amount of up to $12 million in three tranches as follows: (a) on the Effective Date, a loan in the aggregate principal amount of $4 million (the “Convertible Note,” or “Tranche A”), (b) on the Effective Date, a loan in the aggregate principal amount of $5 million (“Tranche B”), and (c) available until December 31, 2021, a loan in the aggregate principal amount of $3 million (“Tranche C” and, together with Tranche B, the “Term Loan”). The 2021 Loan Agreement contains customary representations and warranties, indemnification provisions in favor of the Lender, events of default and affirmative and negative covenants, including, among others, covenants that limit or restrict our ability to, among other things, incur additional indebtedness, merge or consolidate, make acquisitions, pay dividends or other distributions or repurchase equity, make investments, dispose of assets and enter into certain transactions with affiliates, in each case subject to certain exceptions. Outstanding borrowings under the Loan are secured by a first priority security interest on substantially all of our personal property assets, including our material intellectual property and equity interests in its subsidiaries. There are no liquidity or financial covenants. The Convertible Note and Tranche B were funded on the Effective Date. As of December 31, 2021, the Company drew down the full $3 million aggregate principal amount of Tranche C.

On November 28, 2023 (the “Amendment Effective Date”), the Borrower and the Lender entered into a First Amendment to the 2021 Loan Agreement (the “Amendment”), pursuant to which, among other things, (a)(i) on the Amendment Effective Date, the Company will pay to the Lender a sum of $750,000 in cash via wire transfer in immediately available funds, and (ii) upon consummation of a First Amendment Capital Raise (as defined below) and immediately following the Convertible Note Securities Exchange (as defined below), the Company will pay to the Lender a sum of $1,500,000 in cash via wire transfer in immediately available funds, which sums set forth in (i) and (ii) will be applied towards partial repayment of the outstanding principal balance of the Term Loan; and (b) subject to the satisfaction (or waiver by the Lender) of certain Exchange Conditions (as defined in the Amendment), immediately following the consummation of a First Amendment Capital Raise, the Lender will be deemed to have surrendered to the Company securities representing $4.0 million (the “Conversion Amount”) of the outstanding aggregate principal balance of the Convertible Note (“Convertible Loan Securities”) and the Company will deliver to the Lender, for no additional consideration, in exchange for the surrender of the Convertible Loan Securities, such number of shares of the common stock of the Company (the “Common Stock”) at a price per share equal to the public offering price per share in the First Amendment Capital Raise representing the Conversion Amount (the “Convertible Note Securities Exchange”); provided, that, (A) the Lender agrees to execute a customary lock-up agreement with an underwriter or placement agent in connection with the First Amendment Capital Raise, (B) the Lender shall receive the same warrant coverage per share of Common Stock, if any, as investors purchasing securities in the First Amendment Capital Raise, and (C) the Lender shall receive a pre-funded warrant in lieu of shares of Common Stock otherwise issuable upon the Convertible Note Securities Exchange for such number of shares that would represent more than 4.5% of the post-exercise outstanding shares of Common Stock, providing that the Lender will not own (x) more than 4.99% of the post-exercise outstanding shares of Common Stock at any time; and (y) to the extent required under the rules of the Nasdaq Capital Market, more than 19.99% of the shares of Common Stock outstanding immediately prior to the Convertible Note Securities Exchange (but after the consummation of the First Amendment Capital Raise) unless applicable shareholder approval is obtained. “First Amendment Capital Raise” means the Company raising additional cash through one equity financing registered under the Securities Act of 1933, as amended (the “Securities Act”) (to be consummated no later than December 29, 2023) with gross proceeds of at least $5 million. The securities issued to Lender in the Convertible Note Securities Exchange will be issued in reliance on the exemption from registration set forth in Section 3(a)(9) of the Securities Act.

Pursuant to the terms of the Amendment, the Company has also agreed to file a resale registration statement to register the securities issued to the Lender in the Convertible Note Securities Exchange as promptly as practicable (and in no event later than 91 calendar days following the closing of the Convertible Note Securities Exchange).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Agreement for the Provision of a Loan Facility, dated November 28, 2023, by and between Lender, Motus GI Holdings, Inc., Motus GI, LLC and Motus GI Medical Technologies, LTD.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: November 28, 2023	By:	/s/ Mark Pomeranz
	Name:	Mark Pomeranz
	Title:	Chief Executive Officer

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